UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 15, 2005

                        INTEGRATED SURGICAL SYSTEMS, INC.
         ---------------------------------------------------------------
        (Exact name of small Business Issuer as specified in its charter)

          Delaware                    1-12471                     68-0232575
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

 6220 Belleau Wood Lane, Suite 4, Sacramento, California             95822
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (916) 391-0450
                                                   --------------

                                       N/A
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          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.        Changes in Registrant's Certifying Accountant.

On August 15, 2005, Macias Gini & O'Connell LLP ("Macias & Gini") resigned as the Registrant's independent accountant. During the Registrant's fiscal year ended December 31, 2004 and through the date of resignation, there were no disagreements with Macias & Gini on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Macias & Gini's satisfaction, would have caused Macias & Gini to make reference to the subject matter of the disagreement(s) in connection with its reports.

The audit report of Macias & Gini on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for such fiscal years contained an explanatory paragraph indicating that there is substantial doubt about the Registrant's ability to continue as a going concern.

On September 20, 2006, the Registrant retained Most & Company, LLP ("Most & Company") as its new independent accountant to audit the financial statements of the Registrant for the years ended December 31, 2004, 2005 and 2006. During the Company's two most recent fiscal years, and during the subsequent period through September 15, 2006, the Company did not consult with Most & Company on any accounting or auditing issues.

Both the resignation of Macias & Gini and the retention of Most & Company were discussed with and approved by the Registrant's Board of Directors.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Dr. Ramesh Trivedi continues to serve the Registrant as its Chief Executive Officer and Lee Witherspoon also continues to serve the Registrant as its Vice President of Operations and Chief Technical Officer.

On September 20, 2006, Michael Tomczak was appointed to serve as a Director of the Registrant. Mr. Tomczak is currently an owner and President of Sequoia Business Solutions, Inc., which primarily provides consulting and bookkeeping services to small businesses. He served as Vice President, Chief Financial Officer and Secretary for the Registrant from 1991 until 1997. Mr. Tomczak served as Retail Technology International, Inc.'s (RTI) Chief Executive Officer and President from 2002 until its sale to Island Pacific, Inc in 2004 and was co-owner during that same time period. RTI was a developer of point-of-sale software and Island Pacific is a developer of retail management software. Mr. Tomczak was also Chairman of RTI's Board of Directors during that same period and had previously served as RTI's Chief Financial Officer from 2001. Upon the sale of RTI to Island Pacific, he became its President and Chief Operating Officer until 2005. Mr. Tomczak was a member of Island Pacific's Board of Directors from 2004 until 2005. Prior to joining the Registrant, Mr. Tomczak served as director of Ernst & Young's Sacramento office's Entrepreneurial Services Group. Mr. Tomczak holds a Bachelor of Business Administration degree from Western Michigan University and has been a Certified Public Accountant in both California and Michigan.


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


On September 20, 2006, Peter Mills was appointed to serve as a Director of the Registrant. Mr. Mills is Vice President of Sales at Speck Design, a leading product design firm with offices in Palo Alto, California and Shanghai, China. He has spent 15 years selling sophisticated industrial robotics and automation systems with Adept Technology, the leading U.S. manufacturer of industrial robots, and Hewlett-Packard Company. He has also served as the Vice President of Sales at Softchain, an enterprise supply chain software company acquired in 2001. Mr. Mills has significant experience with respect to the design and manufacturing needs of a variety of industries including medical devices, disk drives, consumer products, food packaging, printers, computers and networking, and semiconductor equipment. He has extensive international business experience in Japan, Singapore, and Korea. Mr. Mills earned an MBA from Harvard Business School and an A.B. in engineering, cum laude, from Dartmouth College.

On September 20, 2006, David H. Adams was appointed as the Registrant's Chief Financial Officer. Mr. Adams had been the Controller of the Registrant since joining the Registrant early in 2004. From 2003 to 2004, Mr. Adams was the Chief Financial Officer of Velocity Mobile, a provider of cellular phone equipment and services. From 2000 to 2003, Mr. Adams was Chief Financial Officer of Unify Corporation, a software development company. Prior to that, Mr. Adams was Chief Financial Officer of Commerce Security Bank.

Item 8.01.         Other Events.

As a result of the Registrant securing funding pursuant to the transaction with Novatrix Biomedical, Inc. (as previously reported), the Registrant has resumed operations at its new principal offices in Sacramento, California.

Itme 9.01.         Financial Statements and Exhibits

              (d)  Exhibits

Exhibit
Number                               Description
------                               -----------

16.1     Letter from Macias Gini & O'Connell LLP dated September 22, 2006

99.1     Resignation Letter from Macias Gini & Company LLP dated August 15, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Integrated Surgical Systems, Inc.
                                                         (Registrant)


Dated:  September 28, 2006                     By: /s/ Ramesh Trivedi
                                                   -----------------------------
                                                       Ramesh Trivedi,
                                                       Chief Executive Officer



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